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                                                                    EXHIBIT 8(e)

                                    FORM OF
                                   Exhibit B

                          Aggressive Equity Portfolio
                           Emerging Markets Portfolio
                         Diversified Research Portfolio
                           Small-Cap Equity Portfolio
                       International Large-Cap Portfolio
                                Equity Portfolio
                           I-Net Tollkeeper Portfolio
                            Multi-Strategy Portfolio
        Large-Cap Core Portfolio (formerly the Equity Income Portfolio)
                              Growth LT Portfolio
                           Strategic Value Portfolio
                              Focused 30 Portfolio
                            Mid-Cap Value Portfolio
                             Equity Index Portfolio
                           Small-Cap Index Portfolio
                                 REIT Portfolio
                         International Value Portfolio
                          Inflation Managed Portfolio
                             Managed Bond Portfolio
                             Money Market Portfolio
                           High Yield Bond Portfolio
                           Large-Cap Value Portfolio
                            Global Growth Portfolio
                            Mid-Cap Growth Portfolio
                        Capital Opportunities Portfolio
                              Technology Portfolio
                          Financial Services Portfolio
                          Telecommunications Portfolio
                           Health Sciences Portfolio
                          Aggressive Growth Portfolio
                              Blue Chip Portfolio
                            Equity Income Portfolio
                               Research Portfolio


Effective _______________, 2002 agreed to and accepted by:


                              PACIFIC SELECT FUND


ATTEST: __________________________           BY: _______________________________
        Name:  Audrey L. Milfs                   Name:  Thomas C. Sutton
        Title: Secretary                         Title: Chairman of the Board &
                                                        Trustee


                       PACIFIC SELECT DISTRIBUTORS, INC.


ATTEST: __________________________           BY: _______________________________
        Name:  Audrey L. Milfs                   Name:  Gerald W. Robinson
        Title: Secretary                         Title: Chairman & Chief
                                                        Executive Officer

                        PACIFIC LIFE INSURANCE COMPANY


ATTEST: __________________________           BY: _______________________________
        Name:  Audrey L. Milfs                   Name:  Thomas C. Sutton
        Title: Secretary                         Title: Chairman of the Board &
                                                        Chief Executive Officer


ATTEST: __________________________           BY: _______________________________
        Name:  Audrey L. Milfs                   Name:  Glenn S. Schafer
        Title: Secretary                         Title: President


                        PACIFIC LIFE & ANNUITY COMPANY


ATTEST: __________________________           BY: _______________________________
        Name:  Audrey L. Milfs                   Name:  Lynn C. Miller
        Title: Secretary                         Title: Executive Vice President